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                                                                    Exhibit 99.3


                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into as of December 31, 2007, between and among CIRTRAN CORP., a corporation organized and existing under the laws of the State of Nevada (the "Company"), YA GLOBAL INVESTMENTS, L.P. f/k/a Cornell Capital Partners, L.P. ("YA Global"), and HIGHGATE HOUSE FUNDS, LTD. ("Highgate"). The Company, Highgate, and YA Global may each be referred to herein as a "Party" and collectively as the "Parties."

         A. On May 26, 2005, the Company entered into an agreement with Highgate to issue to Highgate a $3,750,000, 5% Secured Convertible Debenture (the "May 2005 Debenture").

         B. In addition to the May 2005 Debenture,  the Company has issued to YA
Global: (i) a $1,500,000, 5% Secured Convertible Debenture dated as of December 30, 2005 (the "December 2005 Debenture"), and (ii) a $1,500,000, 5% Secured Convertible Debenture dated as of August 23, 2006 (the "August 2006 Debenture," and together with the December 2005 Debenture, the "YA Global Debentures").

         C. As originally issued, all remaining principal and interest on the May 2005 Debenture was due on December 31, 2007, with a fifteen (15) day cure period for its payment.

         D. The Parties now desire to extend the due date of the May 2005 Debenture to August 31, 2008.

         E. As originally issued, all remaining principal and interest on the December 2005 Debenture is due on July 30, 2008, with a fifteen (15) day cure period for its payment.

         F. The Parties also now desire to extend the due date of the December 2005 Debenture to August 31, 2008.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Parties hereto agree as follows:

         1.   Due Dates Extended.

              A. May 2005 Debenture. The due date of the May 2005 Debenture is hereby extended to August 31, 2008.

              B. December 2005 Debenture. The due date of the December 2005 Debenture is hereby extended to August 31, 2008.


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         2. No Default.  Highgate and YA Global expressly  acknowledge and agree that no default has occurred under the May 2005 Debenture for non-payment on the maturity date or during the 15-day cure period.

         3. Interest Rate. The Parties hereto expressly acknowledge and agree that the interest rate on the May 2005 Debenture and the YA Global Debentures shall be, and hereby is, changed from five percent (5%) to twelve percent (12%) with respect to any principal amounts remaining unpaid as of the date of this Agreement. The Parties expressly acknowledge and agree that the change in interest rate shall not effect or apply to any principal amounts already paid either in cash or through the issuance of shares of the Company's common stock.

         4. No Other Changes. The Company and the Investor acknowledge and agree that, except as specifically waived or modified by the terms of this Agreement, the Debenture shall remain unmodified and in full force and effect, and shall not in any way be changed, modified or superseded by the terms set forth in this Agreement.

         5. Disclosure of Amendment. The Company hereby agrees that it will disclose its entry into this Agreement by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within the time prescribed by applicable securities laws and rules.

         6. Miscellaneous.

              (a) This Amendment is made pursuant to and in accordance with the terms and conditions of the May 2005 Debenture and the YA Global Debentures, and represents an effective amendment and modification of such debentures pursuant to their terms.

              (b) All capitalized but not defined terms used herein shall have those meanings ascribed to them in the applicable May 2005 Debenture and/or YA Global Debenture.

              (c)  All  provisions  in the  May  2005  Debenture  and YA  Global
         Debentures and any amendments, schedules or exhibits thereto in conflict with this Agreement shall be and hereby are changed to conform to this Agreement.


                            SIGNATURE PAGE TO FOLLOW



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                       COMPANY:
                                       CIRTRAN CORP.

                                       By: /s/ Iehab J. Hawatmeh
                                          ----------------------------------
                                       Name Iehab J. Hawatmeh
                                       Title: President & CEO


                                       YA GLOBAL INVESTMENTS, L.P.
                                       By:  Yorkville Advisors LLC
                                       Its: Investment Manager


                                       By: /s/ Jerry Eicke
                                          ----------------------------------
                                       Name Jerry Eicke
                                       Title: Managing Member

                                       HIGHGATE HOUSE FUNDS
                                       By:  Yorkville Advisors LLC
                                       Its: Investment Manager


                                       By: /s/ Jerry Eicke
                                          ----------------------------------
                                       Name Jerry Eicke
                                       Title: Managing Member














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